MONEY MARKET FUND


Tax-Free Money Fund


service and guidance

professional management

goals


                                                                          1998
                                                                        ANNUAL
                                                                        REPORT

              [various photos demonstrating service and guidance,
                      professional management and goals]

DELAWARE
INVESTMENTS
-------------
Philadelphia * London

May 4, 1998

                                                                      money
                                                                   market fund
                                                                        1

DEAR SHAREHOLDER:

For the 12 months ended April 30, 1998, Tax-Free Money Fund provided a total return of +2.78% (Class A shares with distributions reinvested). This was approximately twice the rate of inflation, as shown below.
    A strong U.S. economy drove down the unemployment rate to its lowest level in over a generation. We were concerned that wage pressures and increased consumer confidence would be forerunners to higher inflation. However, the Federal Reserve Board's monetary policy kept a lid on both consumer and producer price increases.
    Interest rates remained low during fiscal 1998. However, the difference between long-term and short-term interest rates steadily narrowed throughout the year. This trend benefited money market investors. Securities maturing in 90 days or less provided much of the same yield as longer term bonds, but with much less potential price risk. At year's end, your Fund had an average weighted maturity of 36 days.
    As of April 30, 1998, the seven-day annualized yield of Tax-Free Money Fund's A Class shares was 2.95%, measured according to Securities and Exchange Commission guidelines. This represents a taxable equivalent yield of 4.28% for an investor in the highest federal tax bracket.

    In seeking to maximize income, we carefully monitor the credit quality of municipalities we invest in. We only purchase money market securities with a rating of A1 or MIG-1, the highest credit ratings available according to Standard & Poor's and Moody's Investors Service, two independent bond rating agencies.
    At the end of the 1998 fiscal period, some Federal Reserve Board officials reportedly favored modestly higher interest rates. We believe that if the U.S. economy continues to grow at a robust pace, the Federal Reserve Board may raise rates this autumn. As always, we will seek to maximize your Fund's yield consistent with preserving principal.

Sincerely,


/s/ Wayne A. Stork
-------------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
-------------------------
Jeffrey J. Nick
President and Chief Executive Officer



Average Annual Total Returns Through April 30, 1998
-------------------------------------------------------------------------------------------------------------------------------

                                                                          One Year    Five Years      Ten Years       Lifetime
-------------------------------------------------------------------------------------------------------------------------------

Tax-Free Money Fund
A Class (Est. 9/17/81)                                                      +2.78%        +2.54%         +3.36%         +4.06%
Consultant Class (Est. 3/15/88)                                             +2.78%        +2.54%         +3.31%         +4.02%
U.S. Consumer Price Index (Inflation)                                       +1.40%        +2.65%         +3.47%         +3.73%

Past performance does not guarantee future results. Return and yield fluctuate. All performance reflects reinvestment of dividends. The Fund is neither insured nor guaranteed by the U.S. government but strives to maintain a net asset value of $1 a share. However, there is no guarantee that the Fund will be able to do so. The Consumer Price Index is the U.S. government's measure of inflation. Source: Bloomberg Business News.

                                                           money market fund 2

FINANCIAL STATEMENTS
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
STATEMENT OF NET ASSETS
APRIL 30, 1998
-------------------------------------------------------------------------------

                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ---------     --------
*  VARIABLE RATE DEMAND NOTES - 63.68%
   Allegheny County, Pennsylvania Hospital
       Development Authority Revenue
       (Presbyterian University Hospital)
       Series D 4.10% 05/07/98 .....................   $  930,000   $  930,000
   Allegheny County, Pennsylvania Industrial
       Development Authority - Longwood At
       Oakmont - 97D 4.25% 05/01/98 ................    1,600,000    1,600,000
   Allegheny County, Pennsylvania -
       Series C-41 4.10% 05/07/98 ..................      500,000      500,000
   Brazos River Authority Texas Pollution Control
       Variable Reference Monsanto County Project
       4.20% 05/06/98 ..............................    1,100,000    1,100,000
   Broward County, Florida Housing Finance
       Authority (Multifamily Housing Revenue)
       4.10% 05/07/98 ..............................      100,000      100,000
   Davies County, Kentucky Solid Waste Disposal
       Facilities Revenue - Scott Paper Company
       Project - Series B 4.30% 05/01/98 ...........      800,000      800,000
   Harrisburg, Pennsylvania Authority Revenue -
       Pool Financing Fund 4.25% 05/07/98 ..........    1,700,000    1,700,000
   Lynchburg, Virginia Industrial Development
       Authority (AMBAC) 4.15% 05/06/98 ............    1,000,000    1,000,000
   Montgomery County, Maryland Housing
       Opportunities Community Multifamily Housing
       Revenue (Letter of Credit, CG Life)
       4.15% 05/07/98 ..............................    1,600,000    1,600,000
   Montgomery County, Pennsylvania Industrial
       Development Authority Revenue (Letter of
       Credit, Morgan Guaranty Trust Company)
       4.20% 05/07/98 ..............................    1,600,000    1,600,000
   Municipal Electric Authority, Georgia
       4.10% 05/06/98 ..............................    1,500,000    1,500,000
   Ohio Housing Finance Agency Multifamily Housing
       Revenue (Letter of Credit, Morgan Guaranty
       Trust Company) 3.60% 05/07/98 ...............    1,000,000    1,000,000
   Pennsylvania State Higher Educational Facilities
       Authority, Variable Independent Colleges -
       A2 4.10% 05/07/98 ...........................    1,600,000    1,600,000
   Pittsburgh, Pennsylvania Urban Development
       Authority (Wood Street Commons)
       4.25% 05/06/98 ..............................    1,205,000    1,205,000
   Port of Seattle, Washington 97 -
       (Canadian Imperial Bank of Commerce)
       AMT 4.15% 05/06/98 ..........................    1,700,000    1,700,000
   Red River, Texas Pollution Control - Southwestern
       Power (Union Bank of Switzerland)
       4.30% 05/07/98 ..............................      300,000      300,000
   Sayre, Pennsylvania Health Care Facilities
       Authority Revenue (AMBAC)
       4.10% 05/06/98 ..............................      800,000      800,000

                                                         PRINCIPAL     MARKET
                                                          AMOUNT       VALUE
                                                        ---------     --------

*  VARIABLE RATE DEMAND NOTES (CONTINUED)
   Vermont Educational & Health Buildings Financing
       Agency Revenue (VHA New England Inc. -
       Series A, AMBAC) 4.15% 05/06/98 ...............$   400,000   $   400,000
   Vermont Educational & Health Buildings Financing
       Agency Revenue (VHA New England Inc. -
       Series B, AMBAC) 4.15% 05/06/98 ...............    500,000       500,000
   Vermont Educational & Health Buildings Financing
       Agency Revenue (VHA New England Inc. -
       Series D, AMBAC) 4.15% 05/06/98 ...............    600,000       600,000
   Winston Salem, North Carolina (Certificates of
       Participation, Letter of Credit, Credit Suisse)
       4.20% 05/06/98 ................................  1,650,000     1,650,000
                                                                    -----------
   TOTAL VARIABLE RATE DEMAND NOTES ..................               22,185,000
                                                                    -----------

   MUNICIPAL BONDS - 13.18%
   Illinois State 5.25% 07/01/98 .....................  1,275,000     1,278,578
   Mississippi State - Series C 4.50% 12/01/98 .......  1,000,000     1,004,838
   Seattle, Washington Series A 4.50% 09/01/98 .......  1,500,000     1,504,634
   South Dakota State Health and Educational
       Facilities Authority Revenue Reference Rapid
       City Regional Hospital 4.50% 09/01/98 .........    800,000       802,182
                                                                    -----------
   TOTAL MUNICIPAL BONDS .............................                4,590,232
                                                                    -----------

** PUT BONDS - 8.90%
   Greater Texas Student Loan Revenue Adjustable
       Series A 3.70% 02/01/99 .......................  1,500,000     1,500,000
   New Hampshire Higher Education - Dartmouth
       3.90% 06/01/98 ................................    800,000       800,000
   New Hampshire Higher Educational & Health
       Facilities Authority Revenue (Dartmouth
       Educational) 3.95% 06/01/98 ...................    800,000       800,000
                                                                    -----------
   TOTAL PUT BONDS ...................................                3,100,000
                                                                    -----------
   COMMERCIAL PAPER - 9.76%
   Independence, Missouri Water - WDL
       3.80% 06/19/98 ................................  1,000,000     1,000,000
   Orlando, Florida Capital Improvement
       3.50% 09/11/98 ................................  1,000,000     1,000,000
   Sweetwater, Wyoming - Pacificorp
       3.60% 08/04/98 ................................  1,400,000     1,400,000
                                                                    -----------
   TOTAL COMMERCIAL PAPER ............................                3,400,000
                                                                    -----------

   OTHER NOTES - 2.87%
Temple University of The Commonwealth System
    of Higher Education, Pennsylvania (University
    Funding Obligations) 4.75% 05/18/98 ...........     1,000,000     1,000,381
                                                                    -----------
TOTAL OTHER NOTES .................................                   1,000,381
                                                                    -----------

3 money market fund



STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES - 98.39%
    (COST $34,275,613)+ .......................................      $34,275,613
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.61% .......          561,214
                                                                    ------------

NET ASSETS APPLICABLE TO 34,836,827 SHARES
    ($0.001 PAR VALUE) OUTSTANDING - 100.00% ..................      $34,836,827
                                                                    ============

NET ASSET VALUE - TAX-FREE MONEY FUND A CLASS
    ($30,264,275 / 30,264,275 SHARES) .........................            $1.00
                                                                         =======
NET ASSET VALUE - TAX-FREE MONEY FUND CONSULTANT CLASS
    ($4,572,552 / 4,572,552 SHARES) ...........................            $1.00
                                                                         =======
---------------------
 *The Maturity date shown is the longer of the next interest reset date or the date in which the principal amount can be recovered through demand.
**Put Bonds - Securities are variable rate and the maturity date shown is the same as the Put date.
+ Also cost for federal income tax purposes.

    AMBAC - Insured by the AMBAC Indemnity Corporation
    AMT   - Alternative Minimum Tax

                            See accompanying notes

DELAWARE GROUP TAX-FREE MONEY FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED APRIL 30, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ..................................                $1,246,744

Expenses:
Management fees ...........................   $  164,249
Dividend disbursing and transfer agent fees
    and expenses ..........................       65,097
Registration fees .........................       30,708
Accounting and administration .............       17,310
Reports and statements to shareholders ....       10,568
Professional fees .........................        8,904
Directors' fees ...........................        6,435
Taxes (other than taxes on income) ........        4,286
Custodian fees ............................        1,198
Other .....................................          770      309,525
                                              ----------   ----------

NET INVESTMENT INCOME .....................                   937,219
                                                           ----------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .......................                $  937,219
                                                           ==========

                            See accompanying notes

DELAWARE GROUP TAX-FREE MONEY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                  YEAR ENDED        YEAR ENDED
                                                   4/30/98           4/30/97
                                                   ----------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ........................   $    937,219    $    976,478

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
    A Class ..................................       (865,335)       (935,545)
    Consultant Class .........................        (71,884)        (40,933)
                                                 ------------    ------------
                                                     (937,219)       (976,478)
                                                 ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
    A Class ..................................     32,198,458      33,819,386
    Consultant Class .........................     10,201,793       1,911,756
Net asset value of shares issue
    upon reinvestment
    of dividends from net
    investment income:
    A Class ..................................        809,603         898,384
    Consultant Class .........................         68,633          40,638
                                                 ------------    ------------
                                                   43,278,487      36,670,164
                                                 ------------    ------------
Cost of shares repurchased:
    A Class ..................................    (35,402,936)    (37,537,625)
    Consultant Class .........................     (7,227,205)     (1,875,259)
                                                 ------------    ------------
                                                  (42,630,141)    (39,412,884)
                                                 ------------    ------------
Increase (decrease) in net assets derived from
    capital share transactions ...............        648,346      (2,742,720)
                                                 ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ........        648,346      (2,742,720)
                                                 ------------    ------------

NET ASSETS:
Beginning of year ............................     34,188,481      36,931,201
                                                 ------------    ------------
End of year ..................................   $ 34,836,827    $ 34,188,481
                                                 ============    ============

                            See accompanying notes

4 money market fund

DELAWARE GROUP TAX-FREE MONEY FUND, INC.
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                           TAX-FREE MONEY FUND A CLASS
                                                  -----------------------------------------------------------------------------
                                                    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                      4/30/98       4/30/97        4/30/96        4/30/95         4/30/94
Net asset value, beginning of year                     $1.000        $1.000         $1.000         $1.000         $1.000

Income from investment operations:
    Net investment income                               0.028         0.028          0.029          0.026          0.016
                                                     --------       --------      --------       --------       --------
    Total from investment operations                    0.028         0.028          0.029          0.026          0.016
                                                     --------       --------      --------       --------       --------

Less dividends and distributions:
    Dividends from net investment income               (0.028)       (0.028)        (0.029)        (0.026)        (0.016)
                                                     --------      --------       --------       --------       --------
    Total dividends and distributions                  (0.028)       (0.028)        (0.029)        (0.026)        (0.016)
                                                     --------      --------       --------       --------        --------
Net asset value, end of year                           $1.000        $1.000         $1.000         $1.000         $1.000
                                                     ========      ========       ========       ========        ========

Total return                                            2.78%         2.79%          2.97%          2.59%          1.59%

Ratios and supplemental data:
    Net assets, end of year (000 omitted)             $30,264       $32,659        $35,479        $54,444        $44,707
    Ratio of expenses to average net assets             0.91%         0.82%          0.90%          0.96%          0.99%
    Ratio of net investment income to
    average net assets                                  2.75%         2.75%          2.95%          2.57%          1.58%

                                                                         TAX-FREE MONEY FUND CONSULTANT CLASS
                                                     ---------------------------------------------------------------------
                                                     YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       4/30/98       4/30/97       4/30/96        4/30/95        4/30/94

Net asset value, beginning of year                     $1.000        $1.000         $1.000         $1.000         $1.000

Income from investment operations:
    Net investment income                               0.028         0.028          0.029          0.026          0.016
                                                     --------       --------      --------       --------       --------
    Total from investment operations                    0.028         0.028          0.029          0.026          0.016
                                                     --------       --------      --------       --------       --------

Less dividends and distributions:
    Dividends from net investment income               (0.028)       (0.028)        (0.029)        (0.026)        (0.016)
                                                      --------      --------      --------       --------       --------
    Total dividends and distributions                  (0.028)       (0.028)        (0.029)        (0.026)        (0.016)
                                                      --------      --------      --------       --------       --------
Net asset value, end of year                           $1.000        $1.000         $1.000         $1.000         $1.000
                                                     ========       ========      ========       ========       ========

Total return                                            2.78%         2.79%          2.97%          2.59%          1.59%

Ratios and supplemental data:
    Net assets, end of year (000 omitted)              $4,573        $1,529         $1,452         $1,614         $1,407
    Ratio of expenses to average net assets             0.91%         0.82%          0.90%          0.96%          0.99%
    Ratio of net investment income to average net       2.75%         2.75%          2.95%          2.57%          1.58%

                                                    See accompanying notes

5 money market fund

DELAWARE GROUP TAX-FREE MONEY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998
-------------------------------------------------------------------------------

Delaware Group Tax-Free Money Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation and offers two classes of shares, the Tax-Free Money Class A and the Tax-Free Money Consultant Class. Neither class has a sales charge. The Fund's objective is to seek maximum current income, exempt from federal income tax, while preserving principal and maintaining liquidity consistent with prudent investment management. Though there is no guarantee that this goal will be met, the Fund strives to maintain a stable net asset value of $1.00.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

SECURITY VALUATION - Securities are valued at amortized cost which approximates market value.

FEDERAL INCOME TAXES - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

CLASS ACCOUNTING - Investment income and common expenses are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

OTHER - Expenses common to all funds within the Delaware Investments Family of Mutual Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Discounts and premiums on securities purchased are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly. Realized gains, if any, will be distributed annually.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the average daily net assets of the Fund less the fees paid to the unaffiliated directors. At April 30, 1998, the Fund had a liability for investment management fees and other expenses payable to DMC of $30,714.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the year ended April 30, 1998, the Fund expensed $65,097 for dividend disbursing and transfer agent services and $13,170 for accounting services. At April 30, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $3,310.

Pursuant to the Distribution Agreement, the Fund may pay Delaware
Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual 12b-1 fee not to exceed 0.30% of the average daily net assets of the Fund. Effective June 1, 1990, 12b-1 Plan payments to DDLP were suspended but may be reinstated in the future.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                                YEAR ENDED       YEAR ENDED
                                                   4/30/98       4/30/97
                                                ---------------------------
Shares sold:
    A Class .....................                32,198,458     33,819,386
    Consultant Class ............                10,201,793      1,911,756

Shares issued upon reinvestment
    of dividends from net investment
    income:
    A Class .....................                   809,603        898,384
    Consultant Class ............                    68,633         40,638
                                                -----------    -----------
                                                 43,278,487     36,670,164
                                                -----------    -----------
Shares repurchased:
    A Class .....................               (35,402,936)   (37,537,625)
    Consultant Class ............                (7,227,205)    (1,875,259)
                                                -----------    -----------
                                                (42,630,141)   (39,412,884)
                                                -----------    -----------
Net increase (decrease) .........                   648,346     (2,742,720)
                                                ===========    ===========
4. MARKET AND CREDIT RISK
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment of their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations.

6 money market fund

DELAWARE GROUP TAX-FREE MONEY FUND, INC.
REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP TAX-FREE MONEY FUND, INC.

We have audited the accompanying statement of net assets of Delaware Group Tax-Free Money Fund, Inc. (the "Fund") as of April 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Tax-Free Money Fund, Inc. at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                      Ernst & Young LLP

Philadelphia, Pennsylvania
May 29, 1998

This report must be preceded or accompanied by a current Tax-Free Money Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

[PHOTO OF GLOBES]

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

MONEY MARKET FUNDS STRIVE TO MAINTAIN A NET ASSET VALUE OF $1 A SHARE. HOWEVER, THERE IS NO GUARANTEE THIS GOAL WILL BE MET. YIELDS FLUCTUATE WITH MARKET CONDITIONS.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.


DELAWARE
INVESTMENTS
----------------
Philadelphia * London

Printed in the USA
on recycled paper

(742)
AR-006[4/98]TKO6/98